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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   Form 8-K/A

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 31, 2000

                        Commission File Number 000-26365

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                                 GOTO.COM, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                                              95-4652060
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification Number)

                      74 North Pasadena Avenue, 3rd Floor
                           Pasadena, California 91103
                    (Address of principal executive offices)

                            Telephone: (626) 685-5600
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     This Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2000 to include required information under Item 7, Financial Statements and Exhibits.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial statements of businesses acquired.

     See exhibit 99.4 and 99.5.

(b)  Pro forma financial information.

     See exhibit 99.3.

(c)  Exhibits.

     Exhibit No.         Description
     ----------          -----------

     2.1 Agreement and Plan of Reorganization, dated November 19, 1999, by and among GoTo.com, Inc., Cadabra Inc., Roy Acquisition Corp., and as to certain sections, ChaseMellon Shareholder Services, L.L.C. as escrow agent and Narinder P. Singh as representative of the Cadabra securityholders (previously filed)

     99.1 Press release of GoTo.com, Inc., dated November 22, 1999 (previously filed).

     99.2                Press release of GoTo.com, Inc., dated January 31,
                         1999.

     99.3                Unaudited Pro Forma Condensed Combined Financial
                         Information.


     99.4 Cadabra Inc. (formerly Tesserae Information Systems, Inc.) Financial Statements for 1999


     99.5 Cadabra Inc. (formerly Tesserae Information Systems, Inc.) Financial Statements for 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 16, 2000          GoTo.com, Inc.


                              By: /s/ TODD TAPPIN
                              ------------------------------------------
                              Todd Tappin
                              Chief Financial Officer